Annual Report

Dividend
Growth
Fund

December 31, 1999

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Dividend Growth Fund

o Powered by technology stocks, the market recorded a fifth straight year of returns over 20%.

o Companies with consistent earnings and dividend growth were out of favor with investors, who seemingly ignored risk to focus on return potential in 1999.

o Returns for the 6- and 12-month periods were disappointing as the fund lagged both the market and its peer group.

o We added to holdings in the mid-cap area, which we believe offers increasingly attractive values.

o We would welcome a broadening of market participation in 2000 but, as always, we will remain conscious of risk in selecting investments.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The market surged in the fourth quarter and finished 1999 with spectacular returns. The S&P 500 rose more than 20% for the fifth consecutive year, though the gains were concentrated in technology stocks and also in basic industry. This environment proved to be a difficult one for the Dividend Growth Fund as its exposure to both sectors is limited. Few technology companies pay a dividend, and most cyclical shares lack the consistent growth in earnings and dividends that we seek in our investments.


MARKET ENVIRONMENT

     After advancing strongly in the first half, markets corrected in the third quarter on fears of rising inflation and higher interest rates. The Federal Reserve also worried that the economy's strength would ignite inflation, and, in November, raised short-term interest rates for the third time since May. Nevertheless, investors soon shrugged off the Fed's "tightening" and propelled the markets into a powerful advance, led again by technology shares-especially those related in any way to the Internet.

     Despite an accelerating profits cycle, 1999 was another year of narrow market leadership-the second narrowest for the S&P 500 of the last 14 years. Approximately 68% of the stocks in the index's technology sector outperformed the index. The basic industry sector was the second strongest, with 51% of the stocks in this area surpassing the index. Overall, close to half of all the stocks in the index declined in 1999.

     PERFORMANCE REVIEW

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/99                     6 Months            12 Months
     ---------------------------------------------------------------------------

     Dividend Growth Fund                         -7.39%               -2.82%

     S&P 500                                        7.71                21.04

     Lipper Multi-Cap Value
     Funds Average                                 -2.64                 7.78

     Your fund posted disappointing returns for the second half of the year. Performance lagged both the S&P 500 and the Lipper Multi-Cap Value Funds Average, the fund's new Lipper peer group, which we are introducing with this report. Previously, Lipper Inc. assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earnings ratios and other valuation measures, earnings growth rates, and so on.

     The fund performed generally in line with market averages in the third quarter but trailed in the fourth quarter when the technology sector accelerated. For reasons discussed shortly, the fund's recent performance contrasts markedly with its solid, longer-term record of double-digit annualized returns, shown in the table on page 9.

     Returns were hurt by the performance of certain individual holdings and by market trends. Galileo International, a leading processor of airline reservations and related services, fell 50% when a changeover in the company's sales force caused a near-term slowdown in U.S. bookings. The company, which boasts 25% operating margins and a 36% return on equity, continued to meet earnings estimates and now trades at just 10 times free cash flow. ACE Limited, a diversified property/casualty insurer based in Bermuda, fell 45% despite signs of improvement in the industry's pricing structure and increasingly good news regarding its recent purchase of Cigna's property and casualty insurance business. We believe the stock offers terrific value at 6.8 times earnings and a 2.8% yield. Philip Morris's valuation sank due to continued tobacco litigation. Within Philip Morris is Kraft Foods, perhaps the best-run food company in its industry, as well as Miller Brewing, a leading beverage producer. The entire Philip Morris entity is trading at 6.5 times earnings and offers an 8.5% yield. By our estimates, Kraft and Miller are worth more than the current value of the entire Philip Morris organization; tobacco essentially has a negative value. REITs (10% of fund assets) were down modestly in the second half despite solid cash flow growth but have recently shown signs of life.

     While individual companies hurt performance, a few other developments are worth discussing. The Dividend Growth Fund seeks companies with consistent growth in earnings and dividends. Over time, this has led us to areas of defensive growth, including pharmaceutical companies, financial services, and consumer staples, all of which performed poorly in 1999. Perhaps the biggest reason for the relative underperformance of these groups was that investors appeared to focus almost exclusively on return with perhaps little attention to risk. This led them to technology in general, and specifically to the Internet companies, where astronomical valuations became commonplace. Looking to double or triple their money in a short period, investors shunned the consistent growers. For example, Freddie Mac declined 26% in 1999 while earnings grew 27%. While rising interest rates are not a positive for the company, Freddie Mac has proven its ability to grow earnings in a variety of interest rate environments. Despite a stellar track record and good earnings growth, the market drove the company's price/earnings ratio from 22 at the beginning of the year down to 14 at the end. We continue to believe Freddie Mac will be a rewarding investment over time.

Valuation Comparison
--------------------------------------------------------------------------------

                                 Albertson's               Webvan

1999 Estimated
Revenues                         $37.5 Billion             $12.7 Million

1999 Estimated
Operating Income                 $1.9 Billion             -$82.0 Million

1999 Estimated Earnings
per Share                        $2.22                    -$0.29

Market Capitalization            $13.9 Billion             $5.3 Billion

Market Cap/Revenue               $0.3X                     $50.0X

     The market's focus on the Internet has hurt the portfolio in other ways. Wall Street is financing Internet start-ups at an astounding pace. Unless an industry is growing rapidly, heavy capital inflow is typically bad because it lowers returns to the existing players. Your fund owns many "existing" players because they have the earnings, cash flow, and dividend growth we seek. The supermarket industry in general and Albertson's in particular are good examples. The stock was down 50% in 1999, due in part to reduced earnings expectations but also because of the fear that Internet grocers (e.g., Webvan) would destroy supermarket profitability. Despite little or no supporting data, the market voted resoundingly that traditional supermarkets would lose. Some interesting valuations are outlined in the table above.

     The point of the table is not to say the on-line grocers will not succeed, because a portion of the $450 billion supermarket industry will probably move to the Internet. So far, however, no Web grocer has turned a profit. Despite this, the market is assigning extreme differences in market values to the incumbent, brick-and-mortar retailers such as Albertson's versus the insurgents such as Webvan. Albertson's, which operates 2,500 stores in 38 states, has a $38 billion sales base, is profitable, and generates significant cash flow. It also is selling groceries on the Internet in certain markets. Webvan, which operates one distribution center serving one market, is expecting to report $12 million in sales and an $82 million operating loss in 1999. To us, the valuation disparity appears extreme.

YEAR-END DISTRIBUTIONS

     On December 14, 1999, the fund's Board of Directors declared a quarterly dividend of $0.13 per share, a long-term capital gain of $0.54 per share, and a short-term gain of $0.07 per share payable to shareholders of record on that date. You have already received your check or statement reflecting these distributions as well as our Form 1099-DIV reporting them for tax purposes for taxable accounts.

PORTFOLIO CHANGES

Security Diversification
--------------------------------------------------------------------------------

Consumer                                               28

Financial                                              19

REITs                                                  10

Business Services and Transportation                    9

Energy                                                  8

Utilities                                               8

Other                                                  13

Reserves                                                5

     Two of the best performers in the second half, Sprint and Computer Associates, were new additions to the fund. Sprint accepted an attractive premium takeover proposal from MCI WorldCom and rose nicely. Computer Associates, a dividend-paying software company, was purchased at an attractive valuation in August, when the entire technology market corrected modestly, and subsequently benefited from the fourth quarter resurgence. Other top-performing companies included Omnicom, the world's largest advertising and marketing services company, Citigroup, a global financial services giant, and ALLTEL, a southeastern telecommunications services company whose wireless assets have caught the investment community's attention.

     In addition to Sprint and Computer Associates, we also added a few names in the second half in the mid-cap area, where we increasingly find attractive values. Black & Decker, a manufacturer and marketer of power tools, hardware, and home improvement products, is growing earnings in excess of 15% and generating continued improvement in cash flow and return on capital. We purchased the stock at just 12 times earnings. Viad, a leader in payment and convention services, has had 11 consecutive quarters of double-digit earnings growth, has $2 per share of net cash on its balance sheet, and has repurchased shares representing 4.5% of the company since July. We are attracted to the company's quality and consistency of earnings and cash flow growth, its shareholder-oriented management team, and its attractive valuation (15.5 times 2000 earnings).

     Eliminations from the portfolio included Richfood Holdings, a wholesale food distributor that was acquired by Supervalu following several quarters of poor earnings performance. Slowing growth at Equifax, International Flavors & Fragrances, and Genuine Parts caused us to sell the positions. An earnings shortfall and subsequent management turmoil at Bank One led to its elimination from the portfolio.

SUMMARY AND OUTLOOK

     A higher interest rate environment and stretched valuations in the technology sector could limit returns from the broad market averages in 2000. However, valuations in several of the Dividend Growth Fund's core sectors, including health care, financials, and consumer nondurables, are becoming increasingly attractive as the stocks lag market returns. We would welcome a broadening of the market to recognize the value we see in these investments. As always, we remain especially conscious of risk and will continue to seek a margin of safety in all of our new investments. While 1999 proved to be an off year for the fund, we continue to believe that buying stocks of companies with consistently strong earnings and dividend growth will lead to attractive total returns for our shareholders.

     We appreciate your continuing support.

     Respectfully submitted,

     William J. Stromberg
     President

     Thomas J. Huber
     Executive Vice President

     January 21, 2000


--------------------------------------------------------------------------------
Effective March 31, 2000, Thomas J. Huber assumes day-to-day responsibility for management of the Dividend Growth Fund as chairman of the fund's Investment Advisory Committee. Mr. Huber joined T. Rowe Price's Equity Division in 1994 as an investment analyst and has served on the fund's Advisory Committee for a number of years. In his new role, Mr. Huber succeeds William J. Stromberg, Director of Equity Research, who remains president of the fund and a member of its Advisory Committee.

This supplements the Dividend Growth Fund prospectus dated May 1, 1999.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                Percent of
                                                Net Assets
                                                  12/31/99
--------------------------------------------------------------------------------

Exxon Mobil                                            2.3%

Citigroup                                              2.1

Fannie Mae                                             1.9

XL Capital                                             1.9

ProLogis Trust                                         1.9
--------------------------------------------------------------------------------

ALLTEL                                                 1.9

BP Amoco                                               1.8

Bristol-Myers Squibb                                   1.7

Waddell & Reed Financial                               1.7

Hewlett-Packard                                        1.7
--------------------------------------------------------------------------------

Wells Fargo                                            1.6

Sprint                                                 1.6

Royal Dutch Petroleum                                  1.4

Bank of New York                                       1.4

GTE                                                    1.4
--------------------------------------------------------------------------------

Omnicom                                                1.4

Warner-Lambert                                         1.3

Great Lakes Chemical                                   1.3

SBC Communications                                     1.3

Johnson & Johnson                                      1.3
--------------------------------------------------------------------------------

Mellon Financial                                       1.3

Galileo International                                  1.2

Kimberly-Clark                                         1.2

American Home Products                                 1.2

Computer Associates                                    1.2
--------------------------------------------------------------------------------

Total                                                 39.0%

Note: Table excludes reserves.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     MAJOR PORTFOLIO CHANGES

     Listed in descending order of size

     6 Months Ended 12/31/99

     Ten Largest Purchases
     ---------------------------------------------------------------------------

     Sprint *

     Black & Decker *

     Computer Associates *

     CVS

     American General *

     Viad *

     Dayton Hudson

     Royal Ahold *

     CIGNA *

     Warner-Lambert


     Ten Largest Sales
     ---------------------------------------------------------------------------

     Raychem ***

     Honeywell International

     PartnerRe Holdings **

     Richfood Holdings ***

     Hewlett-Packard

     Bank One **

     Omnicom

     Bristol-Myers Squibb

     Reckson Associates Realty **

     Chelsea GCA **

       *   Position added
      **   Position eliminated
     ***   Acquired by another company


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     DIVIDEND GROWTH FUND
    ---------------------------------------------------------------------------

                            S&P 500                   Dividend Growth
                            Index                     Fund

     12/30/92               10,000                    10,000
     12/93                  10,930                    11,941
     12/94                  11,075                    12,199
     12/95                  15,236                    16,072
     12/96                  18,735                    20,147
     12/97                  24,985                    26,346
     12/98                  32,122                    30,308
     12/99                  38,886                    29,454

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
     Periods Ended 12/31/99    1 Year   3 Years   5 Years   Inception       Date
     ---------------------------------------------------------------------------

     Dividend Growth Fund      -2.82%    13.49%    19.28%      16.68%   12/30/92

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/99   12/31/98   12/31/97   12/31/96   12/31/95

NET ASSET VALUE
Beginning of period      $  22.01   $  20.13   $  16.37   $  13.81   $  11.04

Investment activities
  Net investment income
  (loss)                     0.45       0.46       0.44       0.35       0.36*

  Net realized and
  unrealized gain (loss)    (1.08)      2.51       4.51       3.08       3.08

  Total from
  investment activities     (0.63)      2.97       4.95       3.43       3.44

Distributions
  Net investment income     (0.45)     (0.46)     (0.44)     (0.36)     (0.36)
  Net realized gain         (0.72)     (0.63)     (0.75)     (0.51)     (0.31)

  Total distributions       (1.17)     (1.09)     (1.19)     (0.87)     (0.67)

NET ASSET VALUE
End of period            $  20.21   $  22.01   $  20.13   $  16.37   $  13.81
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return (diamond)      (2.82)%    15.04%     30.77%     25.36%     31.75%*

Ratio of total expenses
to average net assets        0.77%      0.77%      0.80%      1.10%      1.10%*

Ratio of net investment
income (loss) to average
net assets                   2.01%      2.26%      2.42%      2.53%      2.92%*

Portfolio turnover rate      37.8%      37.3%      39.1%      43.1%      56.1%

Net assets, end of period
(in millions)            $  1,028   $  1,338   $    747   $    209   $     85


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

     * Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
                                                           December 31, 1999

Statement of Net Assets                              Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  88.0%

FINANCIAL  17.9%

Bank and Trust  6.3%

Bank of America                                          60,000   $    3,011

Bank of New York                                        360,000       14,400

FirStar                                                 470,000        9,929

Huntington Bancshares                                   100,000        2,384

Mellon Financial                                        380,000       12,944

U.S. Bancorp                                            250,000        5,953

Wells Fargo                                             400,000       16,175

                                                                      64,796

Insurance 4.1%

ACE Limited                                             560,000        9,345

American General                                        110,000        8,346

Marsh & McLennan                                         50,000        4,784

XL Capital (Class A)                                    380,000       19,713

                                                                      42,188

Financial Services  7.5%

Associates First Capital (Class A)                      239,500        6,571

Citigroup                                               390,000       21,669

Fannie Mae                                              320,000       19,980

Freddie Mac                                             250,000       11,766

Waddell & Reed Financial (Class A)                       62,100        1,685

Waddell & Reed Financial (Class B)                      615,000       15,452

                                                                      77,123

Total Financial                                                      184,107


UTILITIES  7.6%

Telephone  6.1%

ALLTEL                                                  230,000       19,018

GTE                                                     200,000       14,112

SBC Communications                                      270,000       13,163

Sprint                                                  240,000       16,155

                                                                      62,448

Electric Utilities  1.5%

DQE                                                     300,000   $   10,387

Teco Energy                                             300,000        5,569

                                                                      15,956

Total Utilities                                                       78,404


CONSUMER NONDURABLES  18.2%

Beverages  1.1%

PepsiCo                                                 330,000       11,633

                                                                      11,633

Food Processing  2.0%

General Mills                                           170,000        6,077

McCormick                                               240,000        7,140

Sara Lee                                                350,000        7,722

                                                                      20,939


Hospital Supplies/Hospital Management  0.7%

Abbott Laboratories                                     190,000        6,899

                                                                       6,899


Pharmaceuticals  7.6%

American Home Products                                  310,000       12,226

Bristol-Myers Squibb                                    280,000       17,972

Johnson & Johnson                                       140,000       13,037

Merck                                                   110,000        7,377

Pfizer                                                  170,000        5,514

Schering-Plough                                         190,000        8,016

Warner-Lambert                                          165,000       13,520

                                                                      77,662

Miscellaneous Consumer Products  5.7%

Colgate-Palmolive                                       110,000        7,150

Hasbro                                                  340,000        6,481

Newell Rubbermaid                                       170,000        4,930

NIKE (Class B)                                          130,000        6,443

Philip Morris                                           400,000        9,275

Stanley Works                                           350,000       10,544

Tomkins (GBP)                                         2,000,000        6,461

Viad                                                    254,000        7,081

                                                                      58,365

Health Care Services  1.1%

CIGNA                                                    80,000   $    6,445

IMS Health                                              175,000        4,758

                                                                      11,203

Total Consumer Nondurables                                           186,701


CONSUMER SERVICES  6.1%

General Merchandisers  1.8%

Dayton Hudson                                           120,000        8,813

Family Dollar Stores                                    600,000        9,787

                                                                      18,600

Specialty Merchandisers  2.1%

Royal Ahold (EUR)                                       175,000        5,181

Albertson's                                             270,000        8,708

CVS                                                     190,000        7,588

                                                                      21,477

Entertainment and Leisure  1.1%

Carnival (Class A)                                      100,000        4,781

Disney                                                  200,000        5,850

                                                                      10,631


Media and Communications  1.1%

Tribune                                                 210,000       11,563

                                                                      11,563

Total Consumer Services                                               62,271


CONSUMER CYCLICALS  11.8%

Building and Real Estate  9.0%

Archstone Communities Trust, REIT                       530,000       10,865

Arden Realty, REIT                                      300,000        6,019

Cousins Properties, REIT                                250,000        8,484

Crescent Real Estate Equities, REIT                     375,000        6,891

Duke Realty Investments, REIT                           400,000        7,800

Manufactured Home Communities, REIT                     170,000        4,133

ProLogis Trust, REIT                                  1,000,000       19,250

Reckson Associates Realty, REIT                         450,000        9,225

Starwood Hotels & Resorts Worldwide, REIT               420,000        9,870

Vornado Realty Trust, REIT                              320,000       10,400

                                                                      92,937

Miscellaneous Consumer Durables  2.8%

Black & Decker                                          210,000   $   10,972

Masco                                                   390,000        9,896

Valspar                                                 180,000        7,538

                                                                      28,406

Total Consumer Cyclicals                                             121,343


TECHNOLOGY  3.4%

Electronic Components  0.8%

Analogic                                                200,000        6,562

Linear Technology                                        30,000        2,147

                                                                       8,709

Electronic Systems  1.6%

Hewlett-Packard                                         150,000       17,091

                                                                      17,091

Information Processing  0.3%

COMPAQ Computer                                         100,000        2,706

                                                                       2,706

Aerospace and Defense  0.7%

Honeywell International                                 120,000        6,923

                                                                       6,923

Total Technology                                                      35,429


CAPITAL EQUIPMENT  1.8%

Electrical Equipment  0.9%

GE                                                       60,000        9,285

                                                                       9,285

Machinery  0.9%

Teleflex                                                277,700        8,696

                                                                       8,696

Total Capital Equipment                                               17,981


BUSINESS SERVICES AND
TRANSPORTATION  8.8%

Computer Service and Software  3.5%

Automatic Data Processing                               160,000        8,620

Computer Associates                                     170,000       11,889

Galileo International                                   420,000   $   12,574

Reynolds & Reynolds                                     110,000        2,475

                                                                      35,558

Environmental  0.9%

Rentokil Group (GBP)                                  2,500,000        9,122

                                                                       9,122


Transportation Services  1.0%

C.H. Robinson Worldwide                                 270,000       10,741

                                                                      10,741


Miscellaneous Business Services  3.4%

H&R Block                                               180,000        7,875

Omnicom                                                 140,000       14,000

RPM                                                     400,000        4,075

ServiceMaster                                           475,000        5,848

United Parcel Service                                    44,500        3,071

                                                                      34,869

Total Business Services and Transportation                            90,290


ENERGY  7.1%

Integrated Petroleum - Domestic  0.8%

Amerada Hess                                            150,000        8,513

                                                                       8,513


Integrated Petroleum - International  6.3%

BP Amoco ADR                                            310,000       18,387

Chevron                                                 100,000        8,662

Exxon Mobil                                             290,000       23,363

Royal Dutch Petroleum ADR                               240,000       14,505

                                                                      64,917

Total Energy                                                          73,430


PROCESS INDUSTRIES  2.5%

Specialty Chemicals  1.3%

Great Lakes Chemical                                    350,000       13,366

                                                                      13,366

Paper and Paper Products  1.2%

Kimberly-Clark                                          190,000       12,397

                                                                      12,397

Total Process Industries                                              25,763


EDUCATION  0.3%

Education  0.3%

Wolters Kluwer (EUR)                                     80,000   $    2,708

Total Education                                                        2,708

Miscellaneous Common Stocks 2.5%                                      25,783

Total Common Stocks (Cost  $774,408)                                 904,210


Preferred Stocks  0.2%

Cleveland Electric (Series L), Adj                       22,560        2,261

Cleveland Electric (Series R), 8.80%                        320          329

Total Preferred Stocks (Cost  $1,905)                                  2,590


Convertible Bonds  1.9%

Loews, Sub. Notes, 3.125%, 9/15/07                   $10,000,000       8,231

Networks Associates, Sub. Deb.,
  Zero Coupon, 2/13/18                                5,000,000        1,936

Security Capital U. S. Realty, (144a),
  2.00%, 5/22/03                                     12,000,000        8,917

Total Convertible Bonds (Cost  $20,356)                               19,084


U.S. Government Obligations  4.7%

U.S. Treasury Notes
  6.00%, 8/15/09                                     50,000,000       48,422

Total U.S. Government Obligations  (Cost $49,369)                     48,422


Short-Term Investments  5.2%

Money Market Funds  5.2%

Reserve Investment Fund, 6.16% #                     53,837,749       53,838

Total Short-Term Investments (Cost  $53,838)                          53,838


Total Investments in Securities
100.0% of Net Assets (Cost $899,876)                              $1,028,144

Other Assets Less Liabilities                                           (176)

NET ASSETS                                                        $1,027,968
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $     (313)

Accumulated net realized gain/loss
- net of distributions                                                 2,001

Net unrealized gain (loss)                                           128,268

Paid-in-capital applicable to 50,870,807
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         898,012

NET ASSETS                                                        $1,027,968
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    20.21
                                                                  ----------

   #  Seven-day yield
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers- total of such securities at period-end amounts to 0.9% of net assets.
 EUR  Euro
 GBP  British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                      Year
                                                                     Ended
                                                                  12/31/99

Investment Income (Loss)

Income
     Dividend                                                   $   24,248
     Interest                                                       10,547

     Total income                                                   34,795

Expenses
     Investment management                                           6,522
     Shareholder servicing                                           2,621
     Prospectus and shareholder reports                                198
     Custody and accounting                                            150
     Registration                                                       89
     Legal and audit                                                    14
     Directors                                                           9
     Miscellaneous                                                      11

     Total expenses                                                  9,614
     Expenses paid indirectly                                          (11)

     Net expenses                                                    9,603

Net investment income (loss)                                        25,192

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
     Securities                                                     33,147
     Foreign currency transactions                                      (5)
     Net realized gain (loss)                                       33,142

Change in net unrealized gain or loss on securities                (91,466)

Net realized and unrealized gain (loss)                            (58,324)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $  (33,132)
                                                                ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                    Year
                                                   Ended
                                                12/31/99            12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                 $  25,192           $  23,756
  Net realized gain (loss)                        33,142              35,825
  Change in net unrealized gain or loss          (91,466)             88,719

  Increase (decrease) in net
  assets from operations                         (33,132)            148,300

Distributions to shareholders
  Net investment income                          (25,259)            (24,002)
  Net realized gain                              (38,194)            (34,922)

  Decrease in net assets
  from distributions                             (63,453)            (58,924)

Capital share transactions *
  Shares sold                                    430,425             831,901
  Distributions reinvested                        60,223              55,832
  Shares redeemed                               (703,822)           (387,431)

  Increase (decrease) in net
  assets from capital
  share transactions                            (213,174)            500,302

Net equalization                                    --                 1,138

Net Assets

Increase (decrease) during period               (309,759)            590,816
Beginning of period                            1,337,727             746,911

End of period                                  $1,027,968          $1,337,727

*Share information
  Shares sold                                     19,932              39,472
  Distributions reinvested                         2,951               2,625
  Shares redeemed                                (32,779)            (18,426)

  Increase (decrease) in
  shares outstanding                              (9,896)             23,671

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
December 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian which are used to reduce the fund's custody charges. Effective January 1, 1999, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $377,048,000 and $548,804,000, respectively, for the year ended December 31, 1999. Purchases and sales of U.S. government securities aggregated $49,359,000 and $52,474,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $899,876,000. Net unrealized gain aggregated $128,268,000 at period-end, of which $186,646,000 related to appreciated investments and $58,378,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $473,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,118,000 for the year ended December 31, 1999, of which $224,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $6,285,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $1,038,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

o    $4,832,000 from short-term capital gains,

o $33,362,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $13,278,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        F58-050  12/31/99